UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 15, 2019

Tallgrass Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 15, 2019, the board of directors of Tallgrass Energy GP, LLC ("TGE GP"), the general partner of Tallgrass Energy, LP ("TGE"), appointed William R. Moler as President and Chief Operating Officer of TGE GP. Previously, Mr. Moler served as the Executive Vice President and Chief Operating Officer of TGE GP. In connection with Mr. Moler's appointment, David G. Dehaemers, Jr. will no longer serve as the President of TGE GP, but will continue to serve as the Chief Executive Officer.
Mr. Moler, age 53, has been a director of TGE GP since February 2015, and served as the Executive Vice President and Chief Operating Officer of TGE GP from February 2015 until his appointment as President and Chief Operating Officer of TGE GP described above. In addition to his service at TGE GP, Mr. Moler has served as an officer and director of Tallgrass Energy Holdings, LLC and its affiliates since October 2012, and as a director of the general partner of Tallgrass Energy Partners, LP from February 2013 to June 2018. From 2004 until his departure in October 2012, Mr. Moler served in various capacities with Inergy, L.P. and its affiliates, most recently as Senior Vice President and Chief Operating Officer of Inergy Midstream, L.P. and President and Chief Operating Officer—Natural Gas Midstream Operations of Inergy, L.P. Prior to joining Inergy, L.P., Mr. Moler was with Westport Resources Corporation from 2002 to 2004, where he served as both General Manager of Marketing and Transportation Services and General Manager of Westport Field Services, LLC. Prior to Westport, Mr. Moler served in various leadership positions at Kinder Morgan, Inc. and its predecessors from 1988 to 2002. Mr. Moler has also served on the Board of the National Parkinson's Foundation Heartland Region and served as its President from 2015 to 2017. Mr. Moler earned a Bachelor of Science degree in Mechanical Engineering from Texas Tech University in 1988.

Item 7.01.	Regulation FD Disclosure.
On March 18, 2019, TGE announced the promotion of Chief Operating Officer Bill Moler to President. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Tallgrass Energy, LP, dated March 18, 2019 (Furnished solely for purposes of Item 7.01 of this Form 8-K).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

		By:	Tallgrass Energy GP, LLC
its general partner

Date:	March 18, 2019	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
Chief Executive Officer